FAM

                                   VALUE FUND

                               EQUITY-INCOME FUND

                               SEMI-ANNUAL REPORT

                                 June 30, 1999





                                      100%

                                    No-Load

                                     Funds






                                                                       FAM FUNDS
                                                                    P.O. Box 399
                                                           Cobleskill, NY  12043
                                                                  (800) 932-3271

Dear Fellow Shareholder:

         The first half of 1999 proved to be somewhat lackluster for both the FAM Value Fund and the FAM Equity-Income Fund. Each posted only modest gains. As of June 30, 1999, the FAM Value Fund appreciated 1.9% year-to-date and the FAM Equity-Income Fund appreciated 1.1% for the same period. In comparison, the S&P 500 - an index of large companies - appreciated 12.4% while the Russell 2000 - an unmanaged index of smaller stocks - appreciated 9.3%. Although performance comparisons have been somewhat frustrating of late, we are increasingly confident about the future of the companies you own.

         A prime example of a company that has recently dragged FAM Value Fund performance, but has bright future prospects, is Kaydon. A niche player in the manufacture of bearings and slip rings, Kaydon is one of the largest holdings in the Fund and for the first six months this year the stock price was down 16.1%. Kaydon's actual business, however, has progressed quite nicely over the years, as demonstrated by its 22% earnings growth rate over the last five years. Kaydon also provides an excellent example of the strong fundamentals we look for in a company - it has little debt and good profitability as seen in its 24% return on equity. Return on equity (ROE) can be considered a proxy to the return one would receive as sole owner of the entire company. We believe this company has excellent future prospects, yet, has been sorely neglected by the marketplace during the first six months of 1999. Centura Bancorp (-25%), ServiceMaster (-17%) and New England Business Services (-26%) are similar examples of negative influence on both Funds' year-to-date return; they are also healthy businesses with great promise for the future.

         The examples above were offset by the strong performance of several other outstanding companies. One in particular, C-Cor Electronics, is up 91%. Last year at this time, C-Cor was selling at a low price of about $10 a share. What a difference a year makes! C-Cor has attracted much positive attention recently due to its growing cable business and to the advances it has made in fiber optic communication management and its growing internet prospects.

         While short-term stock price fluctuations are interesting to review, we remain focussed on long-term goals. FAM Value Fund's ten-year annualized return of 14%, its five-year return of 17%, and its three-year return of 16% are most representative of our overall objective to double money once every five to six years. The FAM Equity-Income Fund has a three-year annualized return of 13.7%. Some people may feel that the above returns are modest by today's standards. We believe, however, that in the long run those returns will keep capital growing more rapidly than inflation and will preserve capital in a real sense.

         Today's market environment is well illustrated by the stock of Berkshire Hathaway, a holding in the FAM Value Fund. If you have not followed the price of this stock this year, you may surmise that the price has increased significantly. On the contrary. Berkshire started the year off at a price of $70,000 and was recently trading as low as $68,500. This may astound many who are aware that Berkshire's Chairman and CEO is none other than the renown investor, Warren Buffett. Many might question whether or not Berkshire, based solely on a declining stock price, represents a good investment. From our way of thinking, the more appropriate question to ask is "Does the stagnant stock price adequately represent the future economic prospects of the business?" To answer this question we'll use Buffett's own words:

               "EVENTUALLY OUR ECONOMIC FATE WILL BE DETERMINED BY THE ECONOMIC FATE OF THE BUSINESSES WE OWN, WHETHER OUR OWNERSHIP IS PARTIAL (IN THE
         FORM OF SHARES OF STOCK) OR TOTAL.... THE MARKET MAY IGNORE BUSINESS
         SUCCESS FOR AWHILE BUT IT EVENTUALLY WILL CONFIRM IT... THE SPEED AT WHICH A BUSINESS SUCCESS IS RECOGNIZED, FURTHERMORE, IS NOT THAT IMPORTANT AS LONG AS THE COMPANY'S INTRINSIC VALUE IS INCREASING AT A SATISFACTORY RATE... IN FACT, DELAYED RECOGNITION CAN BE AN ADVANTAGE:
         IT MAY GIVE US THE CHANCE TO BUY MORE OF A GOOD THING AT A BARGAIN PRICE."

         Too often investors consider Berkshire Hathaway a mutual fund of public holdings. However, Berkshire is much more than a conglomeration of public stock holdings. One has only to look at some of the major acquisitions that Mr. Buffett made last year. Two in particular, Executive Jet and General Reinsurance, have added significant future value to the company. General Reinsurance is the largest reinsurance company in the country. This addition alone adds approximately $17 billion of float to Berkshire's balance sheet. In simplified terms, this represents $17 billion that Mr. Buffett can invest to enhance the future value of Berkshire. It is sizable acquisitions such as these which have been given little credence in the marketplace as to what they actually mean to Berkshire's future worth. Our analysis indicates that those acquisitions have significantly increased the value of Berkshire Hathaway. While we hesitate to put a number on it, we feel confident that the future intrinsic value of Berkshire far exceeds its current market valuation.

         A company held in both the FAM Value Fund and the FAM Equity-Income Fund portfolios which also shows the potential for enhanced future intrinsic value is ServiceMaster. ServiceMaster continues to show healthy growth in several of its core businesses. In fact, Terminix, in the pest control business; Merry Maids, a provider of home cleaning services; American Home Shield, which provides home warranty insurance; and TruGreen-ChemLawn are all leaders in their respective industries. Recent acquisitions in commercial landscaping have created a tremendous opportunity for the company in a growth business that could double the size of ServiceMaster today. All these positives, however, appear to be overshadowed by the recent uncertainty surrounding the succession of the President and CEO, Carlos Cantu, who has announced his retirement at year end due to ill health. We see this as a temporary uncertainty, which the company is taking steps to address. For a company that has demonstrated extraordinary growth historically and is experiencing healthy growth in a variety of markets, this short-term uncertainty does not adequately reflect ServiceMaster's bright economic prospects.

         In closing, in a feverish stock market such as the one we are experiencing, it is important to keep in mind that a company is not more valuable simply because its stock price is increasing. Nor is a company less valuable because the price of its stock has declined. What truly makes an investment in a company more or less valuable is the underlying growth of the economics of the business. This is how we continue to focus on value, and how we continue to manage the funds you have entrusted to our care. We look forward to reporting to you in our Letter from Cobleskill at the end of the third quarter and we thank you for the loyalty you have demonstrated to our investment principles.

Sincerely,


/S/THOMAS O. PUTNAM     /S/ DIANE VAN BUREN-MARKLEY            /S/ PAUL C. HOGAN
-------------------     ---------------------------            -----------------
Thomas O. Putnam        Diane Van Buren-Markley                Paul C. Hogan

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                           June 30, 1999 (Unaudited)


                                                                               Shares       Value
                                                                               ------       -----
COMMON STOCKS (88.0%)

BANKING (12.2%)
Bank North Group ......................................................       205,730   $ 6,789,090
- multi-bank holding company in Burlington, VT
Centura Banks .........................................................       118,250     6,666,344
- bank holding company located in North Carolina
First Empire Corporation ..............................................        17,300     9,515,000
- bank holding company located in Buffalo, NY
* North Folk Bancorp ..................................................       163,550     3,495,881
- bank holding company located on Long Island, NY
One Valley Bancorp ....................................................        36,800     1,380,000
- largest bank holding company in West Virginia
Peoples Heritage Financial ............................................       323,750     6,090,547
- multi-bank holding co. operating 142 offices throughout Northeast
+ Plumas Bank .........................................................        85,536     1,069,200
- bank holding company located in Northern California
SouthTrust Corporation ................................................       213,000     8,173,875
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY ...........................................       186,757     5,019,094
- operates 48 bank offices in the Upstate NY region
U.S. Bancorp ..........................................................        62,772     2,134,248
- bank holding company headquartered in Minneapolis, Minnesota                          -----------
                                                                                         50,333,279
                                                                                        -----------
CHEMICAL (1.7%)
RPM, Inc. .............................................................       398,600     5,655,138
- specialized chemical protective coatings, fabrics, and wall coverings
WD-40 Company .........................................................        50,800     1,270,000
- manufactures and distributes lubricant products                                       -----------
                                                                                          6,925,138
                                                                                        -----------

COMPUTER SOFTWARE & SERVICES (2.6%)
Reynolds & Reynolds ...................................................       462,200    10,775,038
- software for automotive dealers and business forms                                    -----------

CONSUMER SERVICES (0.2%)
* Franklin Covey Company ..............................................       110,500       814,938
- time management products and training seminars                                        -----------


                       See Notes to Financial Statements.


                                      -3-




                               --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                           June 30, 1999 (Unaudited)


                                                                               Shares       Value
                                                                               ------       -----
DIVERSIFIED MANUFACTURING (6.3%)
CLARCOR, Inc. .........................................................       273,750   $ 5,252,578
- manufactures filtration and container products
*+ ESSEF Corporation ..................................................       820,827    16,621,747
- water treatment and systems, swimming pool, and spa  equipment
+ Raven Industries ....................................................       274,441     4,391,056
- manufactures plastics, electronics, and sewn products                                 -----------
                                                                                         26,265,381
                                                                                        -----------

ELECTRICAL/ELECTRONICS (3.9%)
American Power Conversion .............................................        72,000     1,449,000
- a manufacturer of power protection equipment for computers
* C-COR Electronics, Inc. .............................................       410,800    11,451,050
- electronic equipment for cable and broadband data transmission systems
*+ IFR Systems ........................................................       684,050     3,249,238
- communications, test and measurement, avionics, fiber optic test
  instruments                                                                           -----------
                                                                                         16,149,288
                                                                                        -----------

FINANCIAL SERVICES (12.6%)
American Express ......................................................        72,000     9,369,000
- financial, travel, and information services firm
Citigroup, Inc. .......................................................       168,825     8,019,188
- P & C insurance, life insurance, Smith Barney & Salomon Brothers
Financial Security Assurance Hldgs. Ltd. ..............................        76,800     3,993,600
- financial guaranty insurer of municipal bonds and asset-backed securities
Franklin Resources ....................................................       194,150     7,887,344
- investment mgmt. company, offers Franklin Templeton & Mutual Series Funds
Waddell & Reed ........................................................       141,400     3,879,663
- an underwriter and distributor of 36 mutual fund portfolios
Waddell & Reed Class B Shares .........................................        79,200     2,138,400
- an underwriter and distributor of 36 mutual fund portfolios
White Mountain ........................................................       116,275    16,918,013
- financial guaranty, personal property and casualty, and reinsurance                   -----------
                                                                                         52,205,208
                                                                                        -----------

HEALTHCARE (6.0%)
*+ CONMED Corporation .................................................       807,562    24,731,586
- advanced electrosurgical and disposable medical products                              -----------





                       See Notes to Financial Statements.


                                      -4-




                               --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                           June 30, 1999 (Unaudited)


                                                                               Shares       Value
                                                                               ------       -----
INSURANCE AGENCY (2.6%)
Brown & Brown, Inc. ...................................................       285,162   $10,836,156
- one of the largest independent general insurance agencies in the U.S.

LIFE INSURANCE (10.6%)
Protective Life Corporation ...........................................       334,400    11,035,200
- individual and group life/health ins. and guaranteed investment contracts
ReliaStar Financial ...................................................       510,400    22,330,000
- life insurance, annuities, and mutual funds
UNUM Corporation ......................................................       194,960    10,674,060
- leading provider of disability insurance in the U.S. and United Kingdom               -----------
                                                                                         44,039,260
                                                                                        -----------

MACHINERY & EQUIPMENT (10.8%)
IDEX Corporation ......................................................       298,500     9,813,188
- proprietary, highly engineered industrial products & pumps
Kaydon Corporation ....................................................       636,800    21,412,400
- custom-engineered products including bearings, filters, and piston rings
+ MOCON Inc. ..........................................................       416,718     2,448,218
- precision measurement, process sensing, and control instruments/systems
Regal-Beloit Corporation ..............................................       199,500     4,713,188
- supplier of power transmission equipment and cutting tools
Tennant Corporation ...................................................       201,400     6,444,800
- commercial and institutional floor maintenance equipment and products                 -----------
                                                                                         44,831,794
                                                                                        -----------

MISCELLANEOUS SERVICES (2.7%)
ServiceMaster .........................................................       594,900    11,154,375
- commercial and residential service company                                            -----------

Nutritional Products (1.0%)
* Natural Alternatives ................................................       285,900       982,781
- manufactures nutritional supplements for private label accounts
* Whole Food Markets ..................................................        65,000     3,124,063
- national grocery store selling organic and natural products                           -----------
                                                                                          4,106,844
                                                                                        -----------
Pharmaceuticals (2.2%)
* Watson Pharmaceuticals ..............................................       254,875     8,936,555
- manufactures proprietary & off-patent pharmaceutical products                         -----------



                       See Notes to Financial Statements.


                                      -5-




                               --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                           June 30, 1999 (Unaudited)


                                                                               Shares       Value
                                                                               ------       -----

PRINTING (3.6%)
* CSS Industries, Inc. ................................................       241,500   $ 6,792,188
- giftware, bows, Halloween and Easter novelty products
Deluxe Corporation ....................................................        25,300       985,119
- leading producer of checks and deposit tickets in the U.S., banking software
New England Business Services .........................................       225,200     6,953,050
- leading supplier of business forms/printed products to small businesses               -----------
                                                                                         14,730,357
                                                                                        -----------

PROPERTY AND CASUALTY INSURANCE (4.1%)
* Berkshire Hathaway ..................................................           122     8,405,800
- holding company for various insurance & industrial companies
* Farm Family Holdings ................................................       225,150     8,722,941
- insurance for members of Farm Bureau                                                  -----------
                                                                                         17,128,741
                                                                                        -----------

PUBLISHING (0.5%)
Meredith Corporation ..................................................        65,000     2,250,625
- media company involved in magazine publishing & tv broadcasting                       -----------

Real Estate Investment Trusts (1.2%)
New Plan Excel Realty .................................................       193,450     3,482,100
- oldest REIT specializing in apartments, strip shopping centers, factory outlets
* Redwood Trust .......................................................       101,900     1,687,719
- acquires & manages residential real estate mortgage assets throughout U.S.            -----------
                                                                                          5,169,819
                                                                                        -----------

RECREATION & ENTERTAINMENT (0.1%)
International Speedway Corporation ....................................         6,000       285,000
- owns and operates auto racing tracks including Daytona Speedway                       -----------

REGISTERED INVESTMENT COMPANY (2.8%)
Allied Capital Corporation ............................................       488,891    11,733,384
- small business loan and venture capital corporation                                   -----------

TELECOMMUNICATIONS (0.2%)
* ADC Telecommunications ..............................................        21,700       988,701
- provides voice video & data systems for communications related companies              -----------



                       See Notes to Financial Statements.


                                      -6-





                               --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                           June 30, 1999 (Unaudited)


                                                                               Shares       Value
                                                                               ------       -----

TOTAL COMMON STOCKS (Cost $216,038,350) ..........................                     $364,391,467
                                                                                       ------------
                                                                         Principal
SHORT TERM OBLIGATIONS (12.0%)                                           ---------
U.S. Treasury Bills, 4.5%, with maturities to
     8/5/99  (Cost $49,842,344)...................................   $50,000,000         49,842,344
                                                                                       ------------

TOTAL INVESTMENTS (Cost $265,880,694)                                                  $414,233,811
                                                                                       ============

* Non-income producing
+ See Note 5


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1999 (Unaudited)





ASSETS

Investment in securities at market value
        (Cost $265,880,694) ................................      $ 414,233,811
Cash at interest ...........................................         18,926,654
Dividends and interest receivable ..........................            418,238
                                                                  -------------
        Total Assets .......................................        433,578,703
                                                                  -------------

LIABILITIES

Payable for investment securities purchased ................          2,243,117
Accrued management fees ....................................            346,669
Accrued expenses ...........................................             63,886
                                                                  -------------
        Total Liabilities ..................................          2,653,672
                                                                  -------------

NET ASSETS

Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ...........$ 281,994,242
        Undistributed net investment income ...    1,726,998
        Accumulated net realized losses .......   (1,149,326)
        Net unrealized appreciation ...........  148,353,117
                                               -------------

                Net Assets .................................      $ 430,925,031
                                                                   ============

Net asset value per share; 12,277,864 shares of
        beneficial interest outstanding (Note 3) ...........             $35.10
                                                                         ======


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 1999 (Unaudited)



INVESTMENT INCOME
        Income:
            Dividends .........................................   $ 2,475,617
            Interest ..........................................     1,605,158
                                                                  -----------
               Total Income ...................................     4,080,775
                                                                  -----------

        Expenses:
            Investment advisory fee (Note 2) ..................     1,932,617
            Administrative fee (Note 2) .......................        96,631
            Shareholder servicing and related expenses (Note 2)       168,580
            Printing and mailing ..............................        49,038
            Professional fees .................................        27,288
            Registration fees .................................        39,633
            Custodial fees ....................................        21,985
            Trustees ..........................................        14,844
            Other .............................................         3,984
                                                                  -----------
               Total Expenses .................................     2,354,600
                                                                  -----------
               Net Investment Income ..........................     1,726,175
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
            Net realized loss on investments ..................    (1,150,900)
            Unrealized appreciation of investments ............     8,213,733
                                                                  -----------
               Net Gain on Investments ........................     7,062,833
                                                                  -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................   $ 8,789,008
                                                                  ===========



                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                   Six Months Ended June 30, 1999 (Unaudited)
                        and Year Ended December 31, 1998



                                                                    SIX MONTHS       YEAR
                                                                      ENDED          ENDED
                                                                     JUNE 30,     DECEMBER 31,
                                                                       1999          1998
                                                                   -----------    ------------


CHANGE IN NET ASSETS FROM OPERATIONS:

        Net investment income ...............................   $   1,726,175    $   1,996,085
        Net realized (loss) gain on investments .............      (1,150,900)      32,029,307
        Unrealized appreciation (depreciation) of investments       8,213,733      (10,390,510)
                                                                -------------    -------------
                Net Increase in Net Asset From Operations ...       8,789,008       23,634,882

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ...............................            --         (1,995,464)
        Net realized gain on investments ....................            --        (32,028,673)
CAPITAL SHARE TRANSACTIONS (Note 3): ........................      42,867,420       56,499,164
                                                                -------------    -------------
                Total Increase in Net Assets ................      51,656,428       46,109,909

NET ASSETS:
        Beginning of period .................................     379,268,603      333,158,694
                                                                -------------    -------------
        End of period .......................................   $ 430,925,031    $ 379,268,603
                                                                =============    =============



                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1.  SUMMARY OF ACCOUNTING POLICIES
         FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high long term total return, consisting of appreciation and dividend income from investments in equity related securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

         a) VALUATION OF SECURITIES
            Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

         b) FEDERAL INCOME TAXES
            It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

         c) USE OF ESTIMATES
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         d) OTHER
            Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. No such reimbursement was required for the six months ended June 30, 1999. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .050% of the Fund's average daily net assets.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 3.  SHARES OF BENEFICIAL INTEREST
         At June 30, 1999, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


                                   Six Months Ended             Year Ended
                                    June 30, 1999            December 31, 1998
                                   ----------------          -----------------

                                   Shares      Amount        Shares        Amount
                                   ------      ------        ------        ------
         Shares sold             2,990,279  $100,313,634    3,874,977   $140,367,004
         Shares issued on
          reinvestment of
          dividends                 --            --          938,933     31,689,009
         Shares redeemed        (1,725,385)  (57,446,214)  (3,118,717)  (115,556,849)
                                ------------------------   -------------------------

         Net increase            1,264,894   $42,867,420    1,695,193    $56,499,164
                                ========================   =========================


NOTE 4. INVESTMENT TRANSACTIONS
         During the period ended June 30, 1999, purchases and sales of investment securities, other than short term obligations, were $59,928,190 and $10,658,142. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

         The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                Unrealized appreciation                 $159,524,875
                Unrealized depreciation                  (11,171,758)
                                                        ------------
                Net unrealized appreciation             $148,353,117
                                                        ============

NOTE 5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
         Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of June 30, 1999, amounted to $52,511,045. For the period ended June 30, 1999, dividend income of $196,212 was received from affiliated companies.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 6. SELECTED FINANCIAL INFORMATION


PER SHARE INFORMATION                        SIX MONTHS ENDED                      YEARS ENDED DECEMBER 31,
(For a share outstanding                      June 30, 1999        1998         1997         1996         1995         1994
throughout the period)                       ----------------      ----         ----         ----         ----         ----

Net asset value, beginning of period ..........   $  34.44      $  35.76     $  26.53     $  24.58     $  21.04     $  20.40

Income from investment operations:
        Net investment income .................       0.15          0.20         0.08         0.18         0.21         0.12
        Net realized and unrealized gain (loss)
                on investments ................       0.51          1.94        10.29         2.58         3.94         1.27

        Total from investment operations ......       0.66          2.14        10.37         2.76         4.15         1.39

Less distributions:
        Dividends from net
                investment income .............       --           (0.20)       (0.08)       (0.18)       (0.21)       (0.12)
        Distributions from net
                realized gains ................       --           (3.26)       (1.06)       (0.63)       (0.40)       (0.63)

        Total distributions ...................       --           (3.46)       (1.14)       (0.81)       (0.61)       (0.75)

Change in net asset value for the period ......       0.66         (1.32)        9.23         1.95         3.54         0.64
Net asset value, end of period ................   $  35.10      $  34.44     $  35.76     $  26.53     $  24.58     $  21.04

Total Return ..................................       3.87%**       6.19%       39.06%       11.23%       19.71%        6.82%

Ratios/supplemental data
Net assets, end of period (000) ...............   $430,925      $379,269     $333,159     $253,378     $267,158     $210,579

Ratios to average net assets of:
        Expenses ..............................       1.22%**       1.19%        1.24%        1.27%        1.25%        1.39%
        Net investment income .................       0.44%**       0.57%        0.25%        0.64%        0.92%        0.58%
 Portfolio turnover rate ......................       3.31%        16.67%        9.47%       12.48%        9.67%        2.15%


** Annualized

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                            June 30, 1999 (Unaudited)



COMMON STOCKS (97.1%)                                                      Shares      Value
                                                                           ------      -----

BANKING (13.2%)
Home Port Bank ........................................................      8,000   $191,000
- single bank holding company for Nantucket Saving Bank
Peoples Heritage Financial ............................................     15,300    287,831
- multi-bank holding co. operating 142 offices throughout Northeast
SouthTrust Corporation ................................................      3,900    149,663
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY ...........................................     10,765    289,309
- regional bank in the upstate New York area                                         --------
                                                                                      917,803
                                                                                     --------

CHEMICAL (8.1%)
RPM, Inc. .............................................................     23,625    335,180
- specialized chemical protective coatings, fabrics, and wall coverings
WD-40 Company .........................................................      9,000    225,000
- manufactures and distributes lubricant products                                    --------
                                                                                      560,180
                                                                                     --------

COMPUTER SOFTWARE & SERVICES (6.0%)
Reynolds & Reynolds ...................................................     18,000    419,625
- software for automotive dealers and business forms                                 --------

DIVERSIFIED MANUFACTURING (4.6%)
CLARCOR, Inc. .........................................................      6,300    120,881
- manufactures industrial filtration and container products
Raven Industries ......................................................     12,400    198,400
- manufactures plastics, electronics, and sewn products                              --------
                                                                                      319,281
                                                                                     --------

FINANCIAL SERVICES (5.9%)
Waddell & Reed ........................................................     15,000    411,563
- an underwriter and distributor of 36 mutual fund portfolios                        --------

HEALTH CARE (4.6%)
Landauer, Inc. ........................................................     10,900    321,550
- leader in radiation testing and personal dosimeters                                --------

INSURANCE AGENCY (5.1%)
Brown & Brown, Inc. ...................................................      9,300    353,400
- one of the largest independent general insurance agencies in the U.S.              --------



                       See Notes to Financial Statements.

                                    -14-





                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                            June 30, 1999 (Unaudited)

                                                                            Shares     Value
                                                                            ------     -----

LIFE INSURANCE (5.0%)
ReliaStar Financial ...................................................      8,000 $  350,000
- life insurance, annuities, and mutual funds                                        --------

MACHINERY & EQUIPMENT (15.7%)
IDEX Corporation ......................................................     12,500    410,938
- proprietary, highly engineered industrial products & pumps
MOCON .................................................................     60,000    352,500
- precision measurement, process sensing, and control
  instruments/systems
Regal Beloit ..........................................................     14,000    330,750
- supplier of power transmission equipment and cutting tools                       ----------
                                                                                    1,094,188
                                                                                   ----------
MISCELLANEOUS SERVICES (4.3%)
ServiceMaster .........................................................     16,000    300,000
- venture capital corporation for entrepreneurs and management                     ----------

PRINTING (8.9%)
Deluxe Corporation ....................................................      8,400    327,075
- leading producer of checks and deposit tickets in the U.S., banking software
New England Business Services .........................................      9,400    290,225
- leading supplier of business forms/printed products to small
  businesses                                                                       ----------
                                                                                      617,300
                                                                                   ----------

REAL ESTATE INVESTMENT TRUSTS (5.9%)
New Plan Excel Realty .................................................     17,100    307,800
- oldest REIT specializing in apartments, strip shopping centers, factory outlets
* Redwood Trust .......................................................      6,000     99,374
- acquires & manages residential real estate mortgage assets
  throughout U.S.                                                                  ----------
                                                                                      407,174
                                                                                   ----------

REGISTERED INVESTMENT COMPANY (5.9%)
Allied Capital Corporation ............................................     17,014    408,336
- venture capital corporation for entrepreneurs and management                     ----------

TELECOMMUNICATIONS (4.0%)
Hickory Tech Corporation ..............................................     24,700    274,788
- a small local telephone company in Minnesota                                     ----------

TOTAL COMMON STOCKS (Cost $5,627,255) .................................            $6,755,189
                                                                                   ==========



                       See Notes to Financial Statements.


                                      -15-





                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (CONT'D)
                            June 30, 1999 (Unaudited)


                                                                         Principal    Value
                                                                         ---------    -----

SHORT TERM OBLIGATIONS (2.9%)
U.S. Treasury Bills, 4.5% with maturities to
        8/5/99 (cost $199,179) ........................................   $200,000 $  199,179
                                                                                   ----------

TOTAL INVESTMENTS (Cost $5,826,434) ...................................            $6,954,367
                                                                                   ==========

* Non-income producing






                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1999 (Unaudited)


ASSETS

Investment in securities at market value
        (Cost $5,826,434) ...................................       $ 6,954,367
Cash at interest ............................................           324,488
Dividends and interest receivable ...........................            19,243
Deferred organization costs .................................            11,127
                                                                    -----------
        Total Assets ........................................         7,309,225
                                                                    -----------

LIABILITIES

Payable to investment advisor ...............................            29,252
Accrued expenses ............................................             3,710
                                                                    -----------
        Total Liabilities ...................................            32,962
                                                                    -----------

NET ASSETS

Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest .............$ 6,295,549
        Undistributed net investment income .....       (107)
        Accumulated net realized gain ...........   (147,082)
        Net unrealized appreciation .............  1,127,933
                                                 -----------

                Net Assets ..................................       $ 7,276,263
                                                                    ===========

Net asset value per share; 537,251 shares of
        beneficial interest outstanding (Note 3) ............       $     13.54
                                                                    ===========



                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 1999 (Unaudited)



        INVESTMENT INCOME
          INCOME:
                Dividends .........................................   $ 107,439
                Interest ..........................................      13,261
                                                                      ---------
                    Total Income ..................................     120,700
                                                                      ---------

        Expenses:
                Investment advisory fee (Note 2) ..................      32,814
                Administrative fee (Note 2) .......................       1,633
                Custodian fee .....................................       1,208
                Organization costs ................................       1,484
                Shareholder servicing and related expenses (Note 2)       2,864
                Registration fees .................................      12,698
                Professional fees .................................      15,536
                Trustees ..........................................      14,480
                Printing and mailing ..............................       1,617
                Other .............................................       1,060
                                                                      ---------
                    Total Expenses ................................      85,394
                                                                      ---------

                    Less:  Investment advisory fee and other expenses
                         waived or assumed by advisor (Note 2) ....     (36,173)
                                                                      ---------
                    Net Expenses ..................................      49,221
                                                                      ---------
                    Net Investment Income .........................      71,479
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized loss on investments ..........................    (126,866)
        Unrealized appreciation of investments ....................     169,856
                                                                      ---------
                    Net Gain on Investments .......................      42,990
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $ 114,469
                                                                      =========


                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                   Six Months Ended June 30, 1999 (Unaudited)
                        and Year Ended December 31, 1998




                                                              Six Months        Year
                                                                Ended           Ended
                                                                June 30,     December 31,
                                                                  1999           1998
                                                              -----------    -------------


CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ............................   $    71,479    $   126,135
        Net realized loss on investments .................      (126,866)       (20,165)
        Unrealized appreciation of investments ...........       169,856        147,358
                                                             -----------    -----------
                Net Increase in Net Assets From Operations       114,469        253,328
                                                             -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ............................       (71,607)      (126,135)
        Net realized gain on investments .................          --             --
CAPITAL SHARE TRANSACTIONS (Note 3): .....................       508,467      2,211,959
                                                             -----------    -----------
                Total Increase in Net Assets .............       551,329      2,339,152

NET ASSETS:
        Beginning of period ..............................     6,724,934      4,385,782
                                                             -----------    -----------
        End of period ....................................   $ 7,276,263    $ 6,724,934
                                                             ===========    ===========

                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)



NOTE 1.  SUMMARY OF ACCOUNTING POLICIES
         FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

         a)    VALUATION OF SECURITIES
               Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

         b)    FEDERAL INCOME TAXES
               It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

         c)    USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         d)    ORGANIZATION COSTS
               Organization costs have been capitalized and are being amortized on a straight-line basis over five years.

         e)    OTHER
               Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. Although not required to do so, the Advisor further waived fees and assumed expenses, aggregating $36,173, so as to reduce the Fund's expense ratio to 1.5% of average daily net assets. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .050% of the Fund's average daily net assets.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 3.  SHARES OF BENEFICIAL INTEREST
         At June 30, 1999, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


                                     SIX MONTHS ENDED               YEAR ENDED
                                       JUNE 30, 1999             DECEMBER 31, 1998
                                     ----------------            -----------------
                                    Shares       Amount        Shares      Amount
                                    ------       ------        ------      ------

Shares sold .................       72,414    $  921,246       213,214    $2,838,703
Shares issued on reinvestment
        of dividends ........        5,070        64,278         8,310       109,718
Shares redeemed .............      (37,441)     (477,057)      (56,490)     (736,462)
                                   ---------------------       -------    ----------

        Net increase ........       40,043    $  508,467       165,034    $2,211,959
                                   =====================       =====================



NOTE 4. INVESTMENT TRANSACTIONS
         During the period ended June 30, 1999, purchases and sales of investment securities, other than short term obligations, were $1,032,831and $249,109. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

         The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                Unrealized appreciation                 $ 1,321,326
                Unrealized depreciation                    (193,393)
                                                        -----------
                Net unrealized appreciation             $ 1,127,933

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 5. SELECTED FINANCIAL INFORMATION

                                                                                            April 1, 1996
PER SHARE INFORMATION                        Six Months Ended   Years Ended December 31,   (inception) to
(For a share outstanding                       June 30, 1999       1998          1997     December 31, 1996
   throughout the period)                    ----------------   ------------------------  -----------------


Net asset value, beginning of period ........   $   13.53       $   13.20     $   10.99     $   10.00

Income from investment operations:
        Net investment income ...............        0.14            0.28          0.27          0.19
        Net realized and unrealized gain
                on investments ..............        0.01            0.33          2.65          0.99

        Total from investment operations ....        0.15            0.61          2.92          1.18

Less distributions:
        Dividends from net investment income        (0.14)          (0.28)        (0.27)        (0.19)
        Distributions from net realized gains        --              --            (.44)         --

        Total distributions .................       (0.14)          (0.28)        (0.71)        (0.19)

Change in net asset value for the period ....        0.01            0.33          2.21          0.99

Net asset value, end of period ..............   $   13.54       $   13.53     $  13.20      $   10.99

TOTAL RETURN ................................        2.15%**         4.67%        26.90%        15.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) .............   $   7,276       $   6,725     $   4,386     $   2,539

Ratios to average net assets of:
        Expenses, total .....................        2.56%**         2.09%         2.50%         5.04%
        Expenses, net of fees waived and
                expenses assumed by advisor .        1.50%           1.50%         1.50%         1.50%
        Net investment income ...............        2.16%**         2.17%         2.27%         3.05%
Portfolio turnover rate .....................        4.09%          10.55%        15.63%         0.00%


** Annualized



                       See Notes to Financial Statements.

INVESTMENT ADVISOR
------------------
Fenimore Asset Management, Inc.
Cobleskill, NY


TRUSTEES
--------
Joseph J. Bulmer, PhD
Roger A. Hannay
John W. Krueger, CLU
Fred "Chico" Lager
Thomas O. Putnam
Diane C. Van Buren
Bernard H. Zais, CLU


SHAREHOLDER SERVICING AGENT
---------------------------
FAM Shareholder Services, Inc.
Cobleskill, NY








                                             Fam Funds
                                             111 North Grand Street
                                             P.O. Box 399
                                             Cobleskill, NY  12043
                                             (800) 932-3271
                                             www.famfunds.com